EXHIBIT 24


POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of James B. Morgan and William R. Retterath, with full power to each to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Daktronics, Inc. (the 'Company') for the Company's fiscal year ended May 3, 2003, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated below their names.

SIGNATURE                                   TITLE                DATE

By /s/ Roland J. Jensen                     Director             June 25, 2004
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     Roland J. Jensen

By /s/ Aelred J. Kurtenbach                 Director             June 25, 2004
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     Aelred J. Kurtenbach

By /s/ Frank J. Kurtenbach                  Director             June 25, 2004
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     Frank J. Kurtenbach

By /s/ James B. Morgan                      Director             June 25, 2004
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     James B. Morgan

By /s/ John L. Mulligan                     Director             June 25, 2004
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     John L. Mulligan

By /s/ Robert G. Dutcher                    Director             June 25, 2004
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     Robert G. Dutcher

By /s/ Duane E. Sander                      Director             June 25, 2004
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     Duane E. Sander

By /s/ James A. Vellenga                    Director             June 25, 2004
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     James A. Vellenga

By /s/ Nancy D. Frame                       Director             June 25, 2004
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       Nancy D. Frame


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